UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2008

CASCADE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	000-25286	91-1661954
State of other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)

(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8 – Other Events

Item 8.01	Other Events

On May 22, 2008, Cascade Financial Corporation’s Board of Directors authorized the repurchase of up to 300,000 shares of its common stock, representing approximately 2.5% of Cascade Financial Corporation’s outstanding shares.  Under the plan, which runs through May 31, 2009, shares may be repurchased by the company on the open market or in privately negotiated transactions.  The extent to which the company repurchases its shares and the timing of such repurchases will depend upon market conditions and other corporate considerations.

The information included in this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 8 in satisfaction of the public disclosure requirements of the Securities and Exchange Act of 1934 (the “34 Act”). This information is “furnished” and not “filed” for purposes of Section 18 of the 34 Act, or otherwise subject to the liabilities of that section.

CAUTIONARY WARNING REGARDING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in the press release attached hereto including, without limitation, statements as to management’s good fatih expectations and beliefs, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. In some cases, you can identify forward-looking statements by terminology such as “may,” “will, ” “should, ” “could, ” “expects, ” “plans, ” “intends, ” “anticipates, ” “believes, ” “estimates, ” “predicts, ” “potential” or “continue” or the negative of such terms and other comparable terminology.  Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Actual results may differ materially from the predictions discussed in forward-looking statements. Changes in the circumstances upon which we base our predictions and/or forward-looking statements could materially affect our actual results. Those factors include, but are not limited to: the impact of national and regional economic trends on small business loan demand in the Puget Sound area; loan delinquency rates; Cascade Bank’s ability to continue to attract quality commercial business; interest rate movements; changes in the demographic make-up of Cascade Bank’s market area; fluctuation in demand for Cascade Bank’s products and services; the registrant’s ability to attract and retain qualified people, and other factors over which the registrant and Cascade Bank have little or no control. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The registrant shall not be responsible to update any such forward-looking statements. For a discussion of factors that could cause actual results to differ, please see the registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the period ended March 31, 2008.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press Release Announcing Approval of Stock Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                      May 22, 2008

            CASCADE FINANCIAL CORPORATION

            By:           /s/ Carol K. Nelson
            Carol K. Nelson

            Its:           President and CEO

Exhibit Table

Exhibit	Description	Location
99.1	Press Release Announcing Approval of Stock Repurchase Program	Attached